UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”), GREAT AMERICAN GROUP, LLC (“GREAT AMERICAN”) AND GREAT AMERICAN GROUP, INC. (THE “COMPANY”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AAMAC AND GREAT AMERICAN REGARDING, AMONG OTHER THINGS, AAMAC’S PROPOSED BUSINESS COMBINATION WITH GREAT AMERICAN DISCUSSED HEREIN AND THE BUSINESS OF GREAT AMERICAN, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) AAMAC’S ABILITY TO COMPLETE ITS INITIAL BUSINESS COMBINATION WITHIN THE SPECIFIED TIME LIMITS; (2) DIFFICULTIES ENCOUNTERED IN INTEGRATING THE MERGED COMPANIES; (3) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES AND POTENTIALLY HAVING CONFLICTS OF INTEREST WITH AAMAC’S BUSINESS OR IN APPROVING THE ACQUISITION OR ANOTHER BUSINESS COMBINATION; (4) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, THE COMPANY’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE ACQUISITION; (5) LISTING OR DELISTING OF AAMAC’S SECURITIES FROM THE NYSE AMEX OR THE ABILITY TO HAVE THE COMPANY’S SECURITIES LISTED ON THE NASDAQ CAPITAL MARKET FOLLOWING THE TRANSACTION; (6) THE POTENTIAL LIQUIDITY AND TRADING OF AAMAC’S AND THE COMPANY’S PUBLIC SECURITIES; (7) THE COMPANY’S REVENUES AND OPERATING PERFORMANCE; (8) CHANGES IN OVERALL ECONOMIC CONDITIONS; (9) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF THE COMPANY’S FOLLOWING THE PROPOSED TRANSACTION; (10) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); AND (11) OTHER RISKS REFERENCED FROM TIME TO TIME IN AAMAC AND THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE COMPANY’S REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS THEREIN UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NONE OF AAMAC, GREAT AMERICAN OR THE COMPANY ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

STOCKHOLDERS AND WARRANTHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY AAMAC OR THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AAMAC’S FINAL PROSPECTUS, DATED AUGUST 1, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AAMAC’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IS BEING MAILED TO STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF THE RECORD DATE FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS CAN ALSO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AAMAC IN WRITING AT 590 MADISON AVENUE 35TH FLOOR, NEW YORK, NEW YORK 10022, OR BY TELEPHONE AT (212) 409-3424. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED AT THE SEC’S INTERNET SITE (http://www.sec.gov).

AAMAC, GREAT AMERICAN, THE COMPANY AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF AAMAC’S STOCKHOLDERS AND AAMAC’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF AAMAC’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO AAMAC, GREAT AMERICAN, THE COMPANY AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO AAMAC’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF AAMAC’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT AAMAC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON GREAT AMERICAN’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS EITHER AAMAC OR THE COMPANY MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01.	Other Information.

On July 20, 2009, Alternative Asset Management Acquisition Corp. (“AAMAC”) announced that the Registration Statement on Form S-4 filed by Great American Group, Inc., a Delaware corporation and wholly-owned subsidiary of AAMAC (the “Company”), relating to the Company’s proposed transaction with Great American Group, LLC (“Great American”), was declared effective by the Securities and Exchange Commission on Friday, July 17, 2009. AAMAC’s Special Meeting of Warrantholders and the Special Meeting of Stockholders will be held on July 28, 2009 at 10:00 a.m. and 10:30 a.m. eastern time, respectively, at the offices of Ellenoff Grossman & Schole LLP, AAMAC’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10022. AAMAC warrantholders and stockholders of record as of July 8, 2009 have been invited to attend the respective Special Meetings. AAMAC warrantholders will be asked to vote on a proposal to amend the terms of the Warrant Agreement governing the terms of the outstanding warrants. AAMAC stockholders will be asked to vote on, among other matters, a proposal to approve the Agreement and Plan of Reorganization, dated as of May 14, 2009, as amended by Amendment No. 1 and Amendment No. 2 to the Agreement and Plan of Reorganization, dated as of May 29, 2009 and July 8, 2009, respectively (as amended, the “Purchase Agreement”), by and among AAMAC, the Company, and AAMAC Merger Sub, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), on the one hand, and Great American, the members of Great American (the “Great American Members”) and the representative of each of Great American, the Great American Members and the phantom equityholders of Great American (the “Phantom Equityholders”), on the other hand, and approve the transactions contemplated thereby, including the contribution by the Great American Members of all of the membership interests of Great American to the Company in exchange for common stock of the Company and cash and the concurrent merger of Merger Sub with and into AAMAC, as a result of which AAMAC and Great American will become wholly-owned subsidiaries of the Company and outstanding shares of AAMAC common stock and AAMAC warrants will be exchanged for common stock and warrants, respectively, of the Company. AAMAC

A copy of AAMAC’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release dated July 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 20, 2009	ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

	By:	/s/ Paul D. Lapping
Name: Paul D. Lapping
Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release date July 20, 2009